SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

                                January 19, 2011
                Date of Report (Date of Earliest event reported)


                               GLOBAL NUTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                       333-149857                26-0338889
(State or other Jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

5412 Bolsa Avenue, Suite D, Huntington Beach, CA                   92649
   (Address of principal executive offices)                      (Zip code)

                                 (714) 373-1930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

The Company has formed a new wholly owned subsidiary, NuTec Energy Corporation. The subsidiary will invest in operating and exploratory oil and gas properties.

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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2010                 GLOBAL NUTECH, INC.


                                       By: /s/ E. G. Marchi
                                           -------------------------------------
                                       Name:  E. G. Marchi
                                       Title: President

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